UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of Registrant as specified in charter)

790 North Water Street, Suite 1200, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 790 North Water Street, Suite 1200, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

Consistent Discipline, Fundamental Value

SEMI-ANNUAL REPORT

June 30, 2021

Mid Cap Value Fund

Value Plus Fund

Value Fund

A MESSAGE FROM OUR PRESIDENT AND CEO	1
HEARTLAND MID CAP VALUE FUND
Management’s Discussion of Fund Performance	2
HEARTLAND VALUE PLUS FUND
Management’s Discussion of Fund Performance	4
HEARTLAND VALUE FUND
Management’s Discussion of Fund Performance	6
THE HEARTLAND FAMILY OF EQUITY FUNDS
Additional Fund Characteristics	8
FINANCIAL STATEMENTS
Schedules of Investments	9
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
ADDITIONAL INFORMATION
Expense Examples	30
Other Information	30
Definitions and Disclosures	31
Statement Regarding Liquidity Risk Management Program	32
Board Review of Investment Advisory Agreement	33
Information Regarding Executive Officers and Directors	35

“The sillier the market’s behavior, the greater the opportunity for the business-like investor.”

—Benjamin Graham

Dear Fellow Shareholders,

Investors continued to bid up equities as COVID-19 infections plummeted, shutdown mandates were lifted, and consumers received another infusion of direct stimulus payments from the government. The speed and strength of the response to the winding down of the global pandemic was reflected in corporate financial results. In the most recent quarter, nearly 80% of companies in the S&P 500 Index® reported better than expected sales, while more than 85% announced earnings that beat consensus Wall Street estimates.

The robust earnings season provided staying power to the ongoing surge in equities that began in 2020. Investors continued to take a risk-on approach that seemed to border on speculative excess in some instances. The re-emergence of so-called meme stocks highlighted investors’ willingness to ignore fundamentals in pursuit of overnight riches.

Speculators looking for a quick buck weren’t alone in their optimism. Consensus Wall Street estimates for S&P 500® earnings growth, as shown below, clocked in at nearly 32%—the strongest reading in the past 35 years. Unfortunately for investors, historically robust growth expectations have been met with lackluster performance for the index in the following year.

As Good as it Gets?

Source: Refinitiv and Ned Davis Research, Monthly data from 12/31/1984 to 5/31/2021. Copyright 2021 Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. See NDR Disclaimer at www.ndr.com/copyright.html. All indices are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

The ongoing march higher for equities has provided many investors with what we view as a false sense of security. After starting the year with an eye on fundamentals and valuations, buyers have cast aside concerns about price metrics and balance sheet strength as well as the potential for inflation to erode consumer demand going forward.

Many areas of the market are trading at levels that leave little room for error. We believe a superior path to navigating the quarters ahead in a market that has become increasingly fragile requires a fundamental investment approach that incorporates valuations, financial strength, and seeks to identify catalysts that can result in a change in perception by investors.

When analyzing opportunities, we look at the cost of owning the entire business—including all debt—relative to the profits generated by the company. Today, as has been the case for the past few years, our portfolios are materially underweight leverage because we view solid balance sheets as a way to potentially mitigate risk from unforeseen economic disruptions.

Sincerely,

Will Nasgovitz

President and Chief Executive Officer

PORTFOLIO MANAGEMENT TEAM	Colin P. McWey, CFA Will R. Nasgovitz Troy W. McGlone, CFA

MANAGEMENT REPORT

A post COVID-19 economic recovery dominated headlines through the first half of the year, and the markets reached new heights as optimism surged. The Heartland Mid Cap Value Fund Investor Class outpaced its Russell Midcap® Value Index benchmark, returning 21.41% versus 19.45%.

The Real Estate sector added to the strong run it has enjoyed since the COVID-19 lows of early 2020. At that time, we took a stake in PS Business Parks, Inc. (PSB) based on our view that the market was being overly pessimistic about the long-term prospects for the real estate investment trust (REIT). Our actions were validated as the business has been a solid performer in the portfolio.

PS Business Parks operates in the industrial, warehouse, and “flex” (combination of industrial & office) real estate segment. Unlike competitors who often lease tens of thousands of square feet to single tenants, many of PS Business’ clients rent less than 5,000 square feet at a given location. The business also offers shorter leases—usually one to three years—than many of its peers.

The company’s differentiated approach results in fewer competitors and less pricing pressure when seeking to attract tenants. Many investors initially saw the duration of PSB’s leases as a headwind for the business as the economy shut down and prospects for the commercial real estate market were dismal. However, rent collections and commercial activity have proven more resilient than feared, and PSB’s fundamentals appear to be heading in the right direction.

Following a muted start to the year, Industrials gained traction during the second half of the period and posted solid gains. The portfolio’s holdings in the space outperformed the benchmark average and contained a top contributor, Amerco (UHAL), a leading provider of moving equipment and storage facilities under the U-Haul brand.

Amerco continues to reap the benefits of accelerating equipment rentals and rising occupancy rates at its self-storage facilities. We believe equipment rental demand surged because COVID-19 caused urban dwellers to migrate out of densely populated business districts as work environments became more flexible. Additionally, Amerco has made progress in leasing newly developed storage units and has moderated spending on the buildout of additional facilities. The efforts resulted in a 6.5% jump in occupancy rates for the most recent quarter.

We expect Amerco will continue to benefit from migration trends that began in 2020. The company’s network is particularly well positioned, in our view, for one-way moves because of its comprehensive national footprint. Whether the current trend of migrating away from cities persists or people begin moving back to centralized locations, Amerco should benefit.

Health Care names in both the portfolio and benchmark posted middling gains during the period. The group has been overlooked as investors flock to economically sensitive areas of the market; however, we believe that attractive opportunities still exist in the space. Long-time holding Quest Diagnostics, Inc. (DGX), is one such example.

Quest, one of the largest diagnostic testing and services company in the U.S., has been largely passed over for much of the period as investors have reacted to a falloff in COVID-19 testing volumes, which had provided a boost to earnings. While we welcomed the spike in sales last year, we remained focused on our long-term investment thesis for the company.

With shares trading at 11.8x estimated 2021 earnings, we believe investors are failing to recognize a positive inflection in Quest’s core sales. Additionally, the company is gaining market share from smaller players that should further enhance its scale.

Quest should also benefit from industry trends including further consolidation, telemedicine, and a shift by managed care companies toward designating preferred lab networks.

The ongoing march higher for equities has provided many investors with what we view as a false sense of security. After starting the year with an eye on fundamentals and valuations, buyers have cast aside concerns about price metrics and balance sheet strength as well as the potential for inflation to erode consumer demand going forward.

We believe a superior approach to navigating the quarters ahead in a market that has become increasingly fragile requires a fundamental investment approach that incorporates valuations, financial strength and seeks to identify catalysts that can result in a change in perception by investors.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of June 30, 2021	Inception Date	Year to Date*	One Year	Three Years	Five Years	Since Inception
Investor Class (HRMDX)	10/31/14	21.41%	57.03%	13.55%	13.77%	10.57%
Institutional Class (HNMDX)	10/31/14	21.56	57.50	13.83	14.06	10.85
Russell Midcap® Value Index	—	19.45	53.06	11.86	11.79	9.72

Index Source: FactSet Research Systems, Inc., and Russell®.

*	Not annualized.

In the prospectus dated 5/1/21, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.10% and 0.85%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class and 0.85% for the Institutional Class, through at least May 1, 2022, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.21% and 0.96% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/31/14 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS
Number of holdings (excludes cash equivalents)	51
Net assets	$304 mil.
NAV (Investor Class)	$15.82
NAV (Institutional Class)	$15.90
Median market cap	$7.8 bil.
Weighted average market cap	$13.4 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc.	4.29%
Advance Auto Parts, Inc.	3.59
NOV, Inc.	3.44
Skyworks Solutions, Inc.	3.39
PS Business Parks, Inc.	3.30
PPG Industries, Inc.	3.24
AMERCO	3.17
Encompass Health Corp	3.07
Public Storage	2.93
Cal-Maine Foods, Inc.	2.92

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/2021.

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Andrew J. Fleming, CFA

MANAGEMENT REPORT

Extreme optimism took hold of the market as investors responded to plummeting COVID-19 cases, high demand for workers, and a steady stream of proposals out of Washington D.C. to pump ever-more trillions of dollars into the economy. The Heartland Value Plus Fund Investor Class participated in the strong run for equities during the first half of the year, but lagged the Russell 2000® Value Index, returning 24.53% versus 26.69%.

The portfolio’s Health Care names were up on a relative and absolute basis and built on strength they enjoyed in late 2020. Phibro Animal Health Corp. (PAHC) was up double-digits through the first six months of the year.

Phibro, an animal health and mineral nutrition company that produces vaccines, microbial products, and medicated feed additives, saw its shares rise after reporting better than expected earnings in February. We anticipate the company should continue to see healthy gains in free cash flow generation in 2021, as it begins to reap the benefits of investments made in 2020.

Additionally, Phibro has seen growing demand for its products as animal production has rebounded following a slowdown in the meat packing industry due to COVID-19. As food inflation has accelerated, we expect Phibro’s products will see increasing demand as the company’s customers look to capitalize on rising protein prices. Despite the favorable outlook for the company, shares trade at 10x estimates of 2022 enterprise value/earnings before interest, depreciation, and amortization (EV/EBITDA).

The portfolio’s IT holdings boosted results, and we continue to find opportunities in a variety of industries in the space. Methode Electronics Inc. (MEI) is a manufacturer of electronic controls and components primarily for the automobile and industrial end markets and is an example of the type of businesses we favor.

Shares of Methode advanced double-digits during the period following management reporting solid quarterly results and a robust sales forecast for 2022 along with improving margins.

The company is experiencing strong growth in both its industrial (exterior/ interior lighting) and auto end markets (electric/hybrid franchise is looking to double from strong 2021 levels). Additionally, Methode’s management team has been aggressive in paying down debt and has optimized costs following recent acquisitions.

With Methode shares trading at 7.5x estimates of 2022 EV/EBITDA, we believe the company is an attractive opportunity to capture growing cash flows at a price that could mitigate downside risk.

An underweight to and stock selection in Consumer Discretionary detracted from relative results. The group has been aided by unprecedented levels of stimulus spending and enhanced unemployment benefits. As the federal payments dry up, we expect consumer spending will soften.

There was plenty for investors to cheer during the first half of the year, yet sensible bullishness toward an economy that was regaining its previous form has morphed into excessive optimism and an intense focus on immediate rewards without consideration of longer-term challenges.

Investors’ willingness to extrapolate the current goldilocks backdrop of low interest rates, easy sales comparisons, and low inflation into the foreseeable future seems misguided and fraught with risks.

As such, we believe as active managers, it is important that we maintain a heightened focus on appropriately managing risks in the portfolio. That means seeking out businesses that are well positioned to drive free cash flow growth and those with the financial strength and pricing power necessary to weather the long-term uncertainty of a world awash in debt. We believe this approach will produce a portfolio of companies that should have enduring strength for the long haul.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of June 30, 2021	Inception Date	Year to Date*	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRVIX)	10/26/93	24.53%	59.81%	12.65%	16.18%	8.70%	9.36%	10.68%	10.22%	10.62%
Institutional Class (HNVIX)	5/1/08	24.66	60.22	12.91	16.45	8.95	9.59	10.86	10.36	10.75
Russell 2000® Value Index	—	26.69	73.28	10.27	13.62	10.85	7.90	9.17	10.01	10.25

Index Source: FactSet Research Systems, Inc., and Russell®.

*	Not annualized.

In the prospectus dated 5/1/21, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.23% and 0.97%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/26/93 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	56
Net assets	$525 mil.
NAV (Investor Class)	$49.25
NAV (Institutional Class)	$49.03
Median market cap	$2 bil.
Weighted average market cap	$2.8 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

ChampionX Corp	3.78%
Phibro Animal Health Corp. (Class A)	3.62
Methode Electronics, Inc.	3.04
Cross Country Healthcare, Inc.	2.95
FirstCash, Inc.	2.91
Haemonetics Corp	2.79
ATN International, Inc.	2.38
Brady Corp. (Class A)	2.34
Lamar Advertising Co	2.28
Sonic Automotive, Inc. (Class A)	2.13

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/2021.

PORTFOLIO MANAGEMENT TEAM	Bill J. Nasgovitz Will R. Nasgovitz

MANAGEMENT REPORT

“The sillier the market’s behavior, the greater the opportunity for the business-like investor.”

—Benjamin Graham

Given the reemergence of meme stock madness recently, we can only imagine what Mr. Graham’s reaction would be to the current investment landscape. Poking fun at the day-trader darlings, such as AMC Entertainment Holdings Inc. (AMC) and GameStop Corp (GME), is almost too easy. However, stock performance for the two marginal businesses over the past year serves as a vivid example of what the father of value investing meant by silliness. AMC is up a whopping 2,500% since the beginning of the year and shares are trading at over 60X sales.

While valuations for AMC are an extreme example, speculative fever is running rampant. Investors have been clamoring to pay premium prices in hopes that the current goldilocks moment of low interest rates, easy sales comparisons, and low inflation will go on forever. In a market hungry for pricey unicorns, the Heartland Value Fund Investor Class posted double-digit gains—up 17.52% versus 26.69% for the Russell 2000® Value Index.

Despite stratospheric valuations in many areas of the market, attractive valuations still exist if you know where to look. A good place to start is among small caps.

Here are some examples of the types of attractively valued businesses held in the Fund.

The gyrations of story stocks touted on message boards have resulted in distortions in the market but on rare occasions have also swept up a few compelling opportunities. Bed Bath & Beyond (BBBY), a national retailer of home goods, babywear, and health and beauty products, is one example.

Even before Bed Bath & Beyond made headlines earlier this year when day traders drove the price of shares up in an effort to squeeze short sellers, the company had caught our attention for the results its new management team was delivering since taking over in late 2019.

CEO Mark Tritton, who came to BBBY after a successful tenure at Target, quickly got to work installing new corporate leadership, closing underperforming stores, selling non-core businesses to firm up the balance sheet, and implementing retail best practices across the company. He also worked to improve store efficiency and revamped the company’s online presence.

The moves by Tritton made an impact. In its 2020 fiscal year, BBBY closed 144 under-performing stores, grew new digital customers by 95%, reduced debt by $1 billion, and returned $375 million of capital to shareholders. Despite the meaningful improvements, and the strong performance year-to-date, shares of the retailer are trading at just .35X sales and less than 5X estimated 2022 earnings before interest, taxes, depreciation, and amortization—roughly half of the multiple commanded by peer Williams-Sonoma Inc.

At current valuations, we view BBBY as offering attractive upside as recent improvements gain traction. It appears we’re not alone as executives have also been buying shares in recent months.

A recently announced acquisition of one of our holdings appears to confirm our philosophy that attractive valuations are the basis of good investing.

Portfolio holding Monmouth Real Estate Investment (MNR) announced in early May that it had agreed to be purchased by Equity Commonwealth (EQC), an office real estate trust chaired by legendary investor Sam Zell. We originally took a stake in Monmouth, which specializes in warehouses and distribution centers, last year as the sector was still recovering from the steep COVID-19 selloff.

Our confidence came from management’s history of prudent capital allocation, a growing list of Fortune 500 customers and a focus on warehouse properties where demand was likely to balloon to meet the growing needs of online retailers. Perhaps due to its smaller market cap, the business was priced at a significant discount to larger competitors while sporting a handsome cap rate and well-financed dividend.

In mid-December of 2020, Monmouth rebuffed a buyout offer from another peer, holding out instead for a more lucrative offer, which arrived this spring.

With interest rates near all-time lows, we believe the search for under-appreciated assets and sustainable dividends will intensify. The portfolio should be a beneficiary.

A Source of Optimism

As displayed in the bar charts above, the disparity in valuations between holdings in the portfolio and those in the major indices remains extreme with attractive value still available in small-cap land. We believe these valuations coupled with strong balance sheets could position the portfolio to capture further upside potential.

FUND SUMMARY

Average Annual Total Returns as of June 30, 2021	Inception Date	Year to Date*	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRTVX)	12/28/84	17.52%	57.81%	9.53%	12.07%	7.63%	6.24%	8.20%	9.25%	11.63%
Institutional Class (HNTVX)	5/1/08	17.60	58.07	9.69	12.25	7.80	6.42	8.33	9.35	11.70
Russell 2000® Value Index	—	26.69	73.28	10.27	13.62	10.85	7.90	9.17	10.01	11.29

Index Source: FactSet Research Systems, Inc., and Russell®.

*	Not annualized.

In the prospectus dated 5/1/21, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.10% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 12/28/84 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS
Number of holdings (excludes cash equivalents)	112
Net assets	$755 mil.
NAV (Investor Class)	$50.85
NAV (Institutional Class)	$51.99
Median market cap	$900 mil.
Weighted average market cap	$2.3 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Century Communities, Inc.	3.22%
Cowen, Inc. (Class A)	2.72
Vistra Corp	2.46
Radian Group, Inc.	2.21
Lincoln Educational Services Corp	2.06
Vonage Holdings Corp	1.91
MGIC Investment Corp	1.80
Bed Bath & Beyond, Inc.	1.76
Accuray, Inc.	1.74
Centerra Gold, Inc.	1.72

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/2021.

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2021. These sectors represent groupings of industry classifications.

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Communication Services	3.2%	2.4%	1.8%
Consumer Discretionary	9.2	7.0	16.3
Consumer Staples	8.7	5.8	2.9
Energy	4.9	5.6	4.0
Financials	12.8	16.9	18.6
Health Care	12.7	15.6	6.6
Industrials	19.6	18.9	17.7
Information Technology	8.9	6.4	10.9
Materials	4.4	9.9	6.6
Real Estate	9.5	5.6	7.1
Utilities	5.8	2.8	5.6
Short-Term Investments	0.3	3.1	1.9
Total	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

HEARTLAND MID CAP VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.7%)
Aerospace & Defense (1.2%)
Huntington Ingalls
Industries, Inc.	17,213	$3,627,640

Automobiles (1.2%)
Thor Industries, Inc.	33,539	3,789,907

Banks (0.4%)
Popular, Inc.	17,423	1,307,596

Biotechnology (0.7%)
Grifols SA (ADR)	124,305	2,156,692

Building Products (1.5%)
A.O. Smith Corp.	63,994	4,611,408

Capital Markets (2.4%)
Cboe Global Markets, Inc.	50,319	5,990,477

Raymond James Financial, Inc.	9,330	1,211,967
		7,202,444

Chemicals (4.4%)
Eastman Chemical Co.	30,325	3,540,444
PPG Industries, Inc.	58,086	9,861,260
		13,401,704

Commercial Services & Supplies (2.7%)
Stericycle, Inc.(a)	116,091	8,306,311

Consumer Finance (2.6%)
FirstCash, Inc.	105,057	8,030,557

Diversified Consumer Services (1.0%)
Grand Canyon Education, Inc.(a)	32,231	2,899,823

Diversified Telecommunication Services (2.3%)
Cogent Communications Holdings, Inc.	89,453	6,878,041

Electric Utilities (4.3%)
Exelon Corp.	149,316	6,616,192
FirstEnergy Corp.	170,529	6,345,384
		12,961,576

Electrical Equipment (1.6%)
nVent Electric PLC	158,066	4,937,982

Energy Equipment & Services (3.4%)
NOV, Inc.(a)	683,198	10,466,593

	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) (9.5%)
Equity Commonwealth	98,462	$2,579,705
PS Business Parks, Inc.	67,814	10,041,897
Public Storage	29,652	8,916,060

Ryman Hospitality Properties, Inc.(a)	91,467	7,222,234
		28,759,896

Food Products (6.0%)
Cal-Maine Foods, Inc.	245,642	8,894,697
Conagra Brands, Inc.	77,014	2,801,769
Post Holdings, Inc.(a)	25,886	2,807,854
Sanderson Farms, Inc.	20,644	3,880,453
		18,384,773

Health Care Equipment & Supplies (1.4%)
DENTSPLY SIRONA, Inc.	65,557	4,147,136

Health Care Providers & Services (8.1%)
AmerisourceBergen Corp.	19,528	2,235,761
Encompass Health Corp	119,865	9,353,066
Quest Diagnostics, Inc.	98,818	13,041,011
		24,629,838

Hotels, Restaurants & Leisure (1.2%)
Hilton Worldwide
Holdings, Inc.(a)	30,348	3,660,576

Household Durables (1.2%)
Mohawk Industries, Inc.(a)	19,594	3,765,771

Household Products (2.6%)
Spectrum Brands
Holdings, Inc.	94,323	8,021,228

Insurance (7.3%)
Old Republic International Corp.	311,034	7,747,857
Reinsurance Group of
America, Inc.	67,647	7,711,758
The Hartford Financial Services Group, Inc.	110,265	6,833,122
		22,292,737

IT Services (3.4%)
Akamai Technologies,
Inc.(a)	26,849	3,130,593
Genpact, Ltd.	155,700	7,073,451
		10,204,044

Machinery (8.1%)
Flowserve Corp.	200,737	8,093,716
Kennametal, Inc.	210,351	7,555,808
Lincoln Electric Holdings,
Inc.	45,825	6,035,611
Snap-on, Inc.	12,564	2,807,174
		24,492,309

	SHARES	VALUE
Media (0.9%)
Nexstar Media Group, Inc. (Class A)	18,814	$2,782,214

Multiline Retail (1.0%)
Dollar Tree, Inc.(a)	30,030	2,987,985

Multi-Utilities (1.5%)
NorthWestern Corp.	76,321	4,596,051

Oil, Gas & Consumable Fuels (1.5%)
Pioneer Natural Resources Co.	28,102	4,567,137

Pharmaceuticals (2.5%)
Perrigo Co. PLC	165,750	7,599,638

Professional Services (1.4%)
ManpowerGroup, Inc.	35,688	4,243,660

Road & Rail (3.2%)
AMERCO	16,355	9,639,637

Semiconductors & Semiconductor Equipment (3.4%)
Skyworks Solutions, Inc.	53,846	10,324,970

Software (2.2%)
Teradata Corp.(a)	132,184	6,605,234

Specialty Retail (3.6%)
Advance Auto Parts, Inc.	53,233	10,920,218

TOTAL COMMON STOCKS
(Cost $241,234,953)		$303,203,326

INTEREST RATE		PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.4%)
Time Deposits (0.4%)
Citibank
(New York)(b)	0.005%	$1,075,324	$1,075,324
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,075,324)			$1,075,324
TOTAL INVESTMENTS - (100.1%)
(Cost $242,310,277)			$304,278,650
OTHER ASSETS AND LIABILITIES, NET -
(-0.1%)			(245,726)
TOTAL NET ASSETS - (100.0%)			$304,032,924

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2021	9

HEARTLAND VALUE PLUS FUND	SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.1%)
Aerospace & Defense (1.9%)
Park Aerospace Corp.	680,000	$10,132,000

Automobiles (1.8%)
Harley-Davidson, Inc.	205,000	9,393,100

Banks (8.6%)
Associated Banc-Corp	500,000	10,240,000
Glacier Bancorp, Inc.	150,000	8,262,000
Independent Bank Corp.	110,000	8,305,000
Old National Bancorp	400,000	7,044,000
Seacoast Banking Corp.
of Florida	325,000	11,098,750
		44,949,750

Beverages (1.3%)
Primo Water Corp.	420,000	7,026,600

Building Products (0.9%)
Griffon Corp.	180,000	4,613,400

Capital Markets (1.9%)
Artisan Partners Asset
Management, Inc.
(Class A)	125,000	6,352,500
B Riley Financial, Inc.	50,000	3,775,000
		10,127,500

Chemicals (3.0%)
American Vanguard Corp.	610,000	10,681,100
Sensient Technologies Corp.	60,000	5,193,600
		15,874,700

Commercial Services & Supplies (2.3%)
Brady Corp. (Class A)	220,000	12,328,800

Construction & Engineering (1.7%)
Granite Construction, Inc.	215,000	8,928,950

Consumer Finance (2.9%)
FirstCash, Inc.	200,000	15,288,000

Containers & Packaging (0.7%)
Myers Industries, Inc.	165,000	3,465,000

Diversified Telecommunication Services (2.4%)
ATN International, Inc.	275,000	12,509,750

	SHARES	VALUE
Electric Utilities (1.9%)
Portland General Electric Co.	215,000	$9,907,200

Electrical Equipment (1.7%)
Powell Industries, Inc.	290,000	8,975,500

Electronic Equipment, Instruments & Components (5.0%)
Knowles Corp.(a)	520,000	10,264,800
Methode Electronics, Inc.	325,000	15,993,250
		26,258,050

Energy Equipment & Services (5.7%)
ChampionX Corp.(a)	775,000	19,878,750
Dril-Quip, Inc.(a)	290,000	9,810,700
		29,689,450

Equity Real Estate Investment Trusts (REITs) (5.6%)
Lamar Advertising Co. (Class A)	115,000	12,008,300
PotlatchDeltic Corp.	135,000	7,175,250
Sunstone Hotel Investors, Inc.(a)	835,000	10,370,700
		29,554,250

Food Products (2.9%)
Tootsie Roll Industries, Inc.	195,000	6,612,450
TreeHouse Foods, Inc.(a)	190,000	8,458,800
		15,071,250

Health Care Equipment & Supplies (5.9%)
AngioDynamics, Inc.(a)	290,000	7,867,700
Avanos Medical, Inc.(a)	235,000	8,546,950
Haemonetics Corp.(a)	220,000	14,660,800
		31,075,450

Health Care Providers & Services (4.5%)
Cross Country
Healthcare, Inc.(a)	940,000	15,519,400
Hanger, Inc.(a)	315,000	7,963,200
		23,482,600

Household Products (1.6%)
Spectrum Brands Holdings, Inc.	100,000	8,504,000

Insurance (3.5%)
Old Republic
International Corp.	200,000	4,982,000
ProAssurance Corp.	150,000	3,412,500
The Hanover Insurance Group, Inc.	75,000	10,173,000
		18,567,500

Leisure Products (1.4%)
Acushnet Holdings Corp.	145,000	7,163,000

	SHARES	VALUE
Machinery (8.4%)
Astec Industries, Inc.	150,000	$9,441,000
Enerpac Tool Group Corp. (Class A)	395,000	10,514,900
Hyster-Yale Materials Handling, Inc.	80,000	5,838,400
Kennametal, Inc.	300,000	10,776,000
TriMas Corp.(a)	255,000	7,734,150
		44,304,450

Metals & Mining (4.9%)
Materion Corp.	138,500	10,435,975
Schnitzer Steel
Industries, Inc. (Class A)	210,000	10,300,500
Worthington Industries, Inc.	85,000	5,200,300
		25,936,775

Multi-Utilities (0.9%)
MDU Resources Group, Inc.	155,000	4,857,700

Paper & Forest Products (1.3%)
Schweitzer-Mauduit
International, Inc.	175,000	7,066,500

Pharmaceuticals (5.3%)
Perrigo Co. PLC	190,000	8,711,500
Phibro Animal Health Corp. (Class A)	660,000	19,060,800
		27,772,300

Professional Services (0.9%)

Resources Connection, Inc.	325,000	4,667,000

Road & Rail (1.1%)
Heartland Express, Inc.	325,000	5,567,250

Semiconductors & Semiconductor Equipment (1.4%)
DSP Group, Inc.(a)	490,000	7,252,000

Specialty Retail (2.1%)
Sonic Automotive, Inc.
(Class A)	250,000	11,185,000

Textiles, Apparel & Luxury Goods (1.7%)
Ralph Lauren Corp.
(Class A)	75,000	8,835,750

TOTAL COMMON STOCKS
(Cost $403,746,689)		$510,330,525

The accompanying Notes to Financial Statements are an integral part of these Statements.

10	www.heartlandadvisors.com

HEARTLAND VALUE PLUS FUND	SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.1%)
Time Deposits (3.1%)
Citibank
(New York)(b)	0.005%	$16,309,078	$16,309,078

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,309,078)			$16,309,078

TOTAL INVESTMENTS - (100.2%)
(Cost $420,055,767)			$526,639,603
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(1,198,486)
TOTAL NET ASSETS - (100.0%)			$525,441,117

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2021	11

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.5%)
Aerospace & Defense (1.1%)
CPI Aerostructures, Inc.(a)	100,000	$355,000
Embraer SA (ADR)(a)	500,000	7,570,000
		7,925,000

Auto Components (0.8%)

Motorcar Parts of America, Inc.(a)	196,598	4,411,659
Tenneco, Inc. (Class A)(a)	100,000	1,932,000
		6,343,659

Automobiles (1.5%)
Thor Industries, Inc.	100,000	11,300,000

Banks (9.8%)
Associated Banc-Corp	300,000	6,144,000
Bancorp, Inc.(a)	300,000	6,903,000
Canadian Western Bank (CAD)(c)	450,000	12,633,107
Capital City Bank Group, Inc.	500,000	12,895,000
First Internet Bancorp	301,671	9,345,768
First Interstate
BancSystem, Inc.	50,000	2,091,500
Heritage Financial Corp.	300,000	7,506,000
TriCo Bancshares	200,000	8,516,000
TriState Capital
Holdings, Inc.(a)	400,000	8,156,000
		74,190,375

Building Products (1.1%)
Tecnoglass, Inc.	400,000	8,560,000

Capital Markets (3.1%)
Cowen, Inc. (Class A)	500,000	20,525,000
US Global Investors, Inc.
(Class A)	468,273	2,898,610
		23,423,610

Chemicals (0.8%)
Core Molding
Technologies, Inc.(a)	260,934	4,026,211
Kaneka Corp. (JPY)(c)(d)	50,000	2,017,340
		6,043,551

Commercial Services & Supplies (2.9%)

CECO Environmental Corp.(a)	600,000	4,296,000
Perma-Fix Environmental Services, Inc.(a)(e)	961,760	6,876,584
US Ecology, Inc.(a)	150,000	5,628,000
Viad Corp.(a)	100,000	4,985,000
		21,785,584

	SHARES	VALUE
Communications Equipment (1.7%)
Digi International, Inc.(a)	150,000	$3,016,500
DZS, Inc.(a)	92,400	1,917,300
Sierra Wireless, Inc.(a)	400,000	7,596,000
		12,529,800

Construction & Engineering (3.1%)
Great Lakes Dredge &
Dock Corp.(a)	100,000	1,461,000
Limbach Holdings, Inc.(a)	300,000	2,778,000
Matrix Service Co.(a)	300,000	3,150,000
Northwest Pipe Co.(a)	385,000	10,876,250

Sterling Construction Co., Inc.(a)	225,000	5,429,250
		23,694,500

Consumer Finance (0.6%)
Ezcorp, Inc. (Class A)(a)	700,000	4,221,000

Containers & Packaging (0.4%)
Westrock Co.	50,000	2,661,000

Diversified Consumer Services (3.6%)
Carriage Services, Inc.	190,000	7,024,300

Lincoln Educational Services Corp.(a)(e)	2,000,000	15,560,000
Zovio, Inc.(a)(e)	1,900,000	4,921,000
		27,505,300

Electrical Equipment (1.8%)
EnerSys	25,000	2,443,250
nVent Electric PLC	175,000	5,467,000

Orion Energy Systems, Inc.(a)	1,000,000	5,730,000
		13,640,250

Electronic Equipment, Instruments & Components (1.2%)

Advanced Energy Industries, Inc.	50,000	5,635,500
Intellicheck, Inc.(a)	445,000	3,724,650
		9,360,150

Energy Equipment & Services (1.6%)
Geospace Technologies Corp.(a)	500,000	4,045,000
NOV, Inc.(a)	500,000	7,660,000
		11,705,000

Entertainment (0.4%)
Sciplay Corp. (Class A)(a)	200,000	3,390,000

	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) (6.9%)
BSR Real Estate
Investment Trust (CAD)(c)	286,200	$3,786,447
CareTrust REIT, Inc.	300,000	6,969,000
CyrusOne, Inc.	150,000	10,728,000
Highwoods Properties, Inc.	200,000	9,034,000

Monmouth Real Estate Investment Corp.	650,000	12,168,000
PotlatchDeltic Corp.	80,000	4,252,000
Sunstone Hotel
Investors, Inc.(a)	400,000	4,968,000
		51,905,447

Food Products (2.1%)
Hanover Foods Corp.
(Class A)(d)(f)	48,633	3,842,007
Landec Corp.(a)	1,050,000	11,812,500
		15,654,507

Gas Utilities (1.1%)
National Fuel Gas Co.	100,000	5,225,000
Southwest Gas
Holdings, Inc.	50,000	3,309,500
		8,534,500

Health Care Equipment & Supplies (3.3%)
Accuray, Inc.(a)	2,900,000	13,108,000
Haemonetics Corp.(a)	100,000	6,664,000
Orthofix Medical, Inc.(a)	125,000	5,013,750
		24,785,750

Health Care Providers & Services (2.3%)
Patterson Cos., Inc.	350,000	10,636,500
Triple-S Management Corp. (Class B)(a)	300,000	6,681,000
		17,317,500

Hotels, Restaurants & Leisure (0.4%)
Potbelly Corp.(a)	350,000	2,765,000

Household Durables (3.9%)
Century Communities, Inc.	365,000	24,287,100
Hooker Furniture Corp.	100,000	3,464,000
MDC Holdings, Inc.	40,000	2,024,000
		29,775,100

Independent Power & Renewable Electricity

Producers (2.6%)
Spark Power Group, Inc.(CAD)(a)(c)(f)	498,000	875,799
Vistra Corp.	1,000,000	18,550,000
		19,425,799

Insurance (1.2%)
Old Republic
International Corp.	150,000	3,736,500
State Auto Financial Corp.	300,000	5,136,000
		8,872,500

The accompanying Notes to Financial Statements are an integral part of these Statements.

12	www.heartlandadvisors.com

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

	SHARES	VALUE
Interactive Media & Services (0.2%)
Spark Networks SE
(ADR)(a)	353,592	$1,831,607

IT Services (2.0%)
DXC Technology Co.(a)	200,000	7,788,000
EVERTEC, Inc.	175,000	7,638,750
		15,426,750

Leisure Products (0.9%)
MasterCraft Boat
Holdings, Inc.(a)	250,000	6,572,500

Life Sciences Tools & Services (0.8%)
Harvard Bioscience,
Inc.(a)	750,000	6,247,500

Machinery (4.0%)
Gorman-Rupp Co.	200,000	6,888,000
Mayville Engineering
Co., Inc.(a)	148,952	2,995,425
Shyft Group, Inc.	300,000	11,223,000
Twin Disc, Inc.(a)	389,439	5,541,717
Westport Fuel Systems,
Inc.(a)	654,821	3,477,099
		30,125,241

Media (1.1%)
DallasNews Corp.	175,396	1,304,946
iHeartMedia, Inc. (Class
A)(a)	150,000	4,039,500
Marchex, Inc. (Class B)(a)	1,018,707	3,117,244
		8,461,690

Metals & Mining (4.7%)
Centerra Gold, Inc.	1,700,000	12,971,000
Major Drilling Group
International, Inc.
(CAD)(a)(c)	700,000	4,839,464
Osisko Gold Royalties,
Ltd.	600,000	8,220,000
Pretium Resources,
Inc.(a)	1,000,000	9,560,000
		35,590,464

Multi-Utilities (1.0%)
MDU Resources Group,
Inc.	250,000	7,835,000

Oil, Gas & Consumable Fuels (2.5%)
Berry Corp. (Class A)	1,650,000	11,088,000
Denbury, Inc.(a)	100,000	7,678,000
		18,766,000

Paper & Forest Products (0.8%)
Western Forest
Products, Inc. (CAD)(c)	3,400,000	5,787,351

	SHARES	VALUE
Personal Products (0.8%)
USANA Health Sciences,
Inc.(a)	60,000	$6,145,800

Pharmaceuticals (0.2%)
Evofem Biosciences,
Inc.(a)	1,100,000	1,243,000

Professional Services (2.1%)
Barrett Business
Services, Inc.	150,000	10,891,500
Hudson Global, Inc.(a)(e)	285,000	5,030,250
		15,921,750

Real Estate Management & Development (0.3%)
Forestar Group, Inc.(a)	100,000	2,091,000

Road & Rail (1.2%)
Covenant Logistics
Group, Inc.(a)	325,000	6,721,000
Marten Transport, Ltd.	150,000	2,473,500
		9,194,500

Semiconductors & Semiconductor Equipment (1.3%)
Photronics, Inc.(a)	750,000	9,907,500

Software (3.1%)
Cloudera, Inc.(a)	550,000	8,723,000
Vonage Holdings Corp.(a)	1,000,000	14,410,000
		23,133,000

Specialty Retail (3.9%)
Aaron's Co., Inc.	300,000	9,597,000
Bed Bath & Beyond,
Inc.(a)(g)	400,000	13,316,000
Caleres, Inc.(g)	200,000	5,458,000
Indigo Books & Music,
Inc. (CAD)(a)(c)	280,000	1,061,633
		29,432,633

Technology Hardware, Storage & Peripherals (1.6%)
Diebold Nixdorf, Inc.(a)	350,000	4,494,000
Immersion Corp.(a)	300,000	2,631,000
Quantum Corp.(a)	750,000	5,167,500
		12,292,500

Textiles, Apparel & Luxury Goods (1.3%)
Carter's, Inc.	60,000	6,190,200
Unifi, Inc.(a)	150,000	3,654,000
		9,844,200

Thrifts & Mortgage Finance (4.0%)
MGIC Investment Corp.	1,000,000	13,600,000
Radian Group, Inc.	750,000	16,687,500
		30,287,500

	SHARES	VALUE
Trading Companies & Distributors (0.5%)
GATX Corp.	40,000	$3,538,800

Water Utilities (0.9%)
Pure Cycle Corp.(a)	500,000	6,910,000

TOTAL COMMON STOCKS
(Cost $541,674,443)		$743,901,168

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.9%)
Time Deposits (1.9%)
Citibank
(New York)(b)	0.005%	$14,027,933	$14,027,933

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,027,933)			$14,027,933

TOTAL INVESTMENTS - (100.4%)
(Cost $555,702,376)			$757,929,101

OTHER ASSETS AND LIABILITIES, NET - (-0.4%)			(2,835,979)

TOTAL NET ASSETS - (100.0%)			$755,093,122

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2021	13

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

VALUE FUND - SCHEDULE OF OPTIONS

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*	NOTIONAL VALUE
Bed Bath & Beyond, Inc., $40.00 7/16/21 (Covered Call)	Susquehanna	(1,000)	$(88,000)	$(3,329,000)
Bed Bath & Beyond, Inc., $45.00 7/16/21 (Covered Call)	Susquehanna	(1,000)	(48,000)	(3,329,000)
Caleres, Inc., $25.00 11/19/21 (Covered Call)	Susquehanna	(2,000)	(1,000,000)	(5,458,000)
Total Written Options		(4,000)	$(1,136,000)	$(12,116,000)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7- day yield as of June 30, 2021.

(c)	Traded in a foreign country.

(d)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.

(e)	Affiliated company. See Note 10 to Notes to Financial Statements.

(f)	Illiquid security, pursuant to the Corporation's Liquidity Risk Management Program (the "LRMP"). See Note 2(g) in Notes to Financial Statements.

(g)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $12,116,000 as of June 30, 2021. See Note 4 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
LP	Limited Partnership.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence ("S&P"). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$242,310,277	$420,055,767	$555,702,376
Investments in securities, at value	$304,278,650	$526,639,603	$725,541,267
Investments in affiliates, at value (See Note 10)	–	–	32,387,834
Total Investments, at value	304,278,650	526,639,603	757,929,101
Receivable for securities sold	1,610,726	264,338	590,642
Accrued dividends and interest	253,779	468,214	411,639
Receivable for capital shares issued	143,929	192,335	48,990
Prepaid expenses	55,810	73,471	88,864
Total Assets	306,342,894	527,637,961	759,069,236

LIABILITIES:
Written options, at value (proceeds , $–, $– and $2,047,903 and , respectively)	–	–	1,136,000
Payable for securities purchased	1,680,712	967,529	1,933,592
Payable for capital shares redeemed	316,613	704,188	183,322
Accrued expenses
Management fees	189,596	361,480	553,641
Distribution fees - Investor Class	56,257	84,260	74,021
Fund accounting fees	13,914	17,781	27,985
Transfer agency fees	18,834	42,729	32,780
Custody fees	70	35	1,695
Audit fees	21,171	11,156	15,792
Legal fees	334	105	1,606
Printing fees	8,938	7,536	12,658
Other	3,531	45	3,022
Total Liabilities	2,309,970	2,196,844	3,976,114
TOTAL NET ASSETS	$304,032,924	$525,441,117	$755,093,122

NET ASSETS CONSIST OF:
Paid-in capital	$207,808,708	$341,052,562	$477,290,064
Total distributable earnings	96,224,216	184,388,555	277,803,058
TOTAL NET ASSETS	$304,032,924	$525,441,117	$755,093,122

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$232,028,230	$339,481,969	$688,146,484
Shares outstanding	14,663,584	6,892,872	13,532,740
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$15.82	$49.25	$50.85
INSTITUTIONAL CLASS:
Net assets	$72,004,694	$185,959,148	$66,946,638
Shares outstanding	4,528,495	3,792,569	1,287,564
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$15.90	$49.03	$51.99

(a)	Includes cost of investments in affiliates of $– for the Mid Cap Value Fund, $- for the Value Plus Fund and $38,145,376 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2021	15

HEARTLAND FUNDS	STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited)

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$2,548,570	$4,864,758	$4,100,929
Interest	57	716	591
Securities lending, net	–	–	1,068
Foreign taxes withheld	(2,359)	(5,940)	(64,014)
Total Investment Income	2,546,268	4,859,534	4,038,574

EXPENSES:
Management fees	1,016,103	1,665,469	2,761,229
Distribution fees - Investor Class	229,807	407,541	537,275
Transfer agency fees	152,713	272,700	254,850
Fund accounting fees	51,448	84,118	130,500
Custodian fees	10,004	14,192	25,311
Printing and communication fees	2,269	4,687	5,730
Postage fees	3,058	4,822	4,669
Legal fees	10,811	19,497	31,606
Registration fees	15,040	20,656	21,185
Directors' fees	17,145	29,399	49,049
Audit and tax fees	11,441	11,181	12,333
Insurance fees	6,544	20,848	36,642
Other expenses	16,652	21,764	33,928
Total Expenses before waivers	1,543,035	2,576,874	3,904,307
Expenses waived by investment advisor (See Note 6)	122,624	–	–
Total Expenses after waivers	1,420,411	2,576,874	3,904,307
NET INVESTMENT INCOME	1,125,857	2,282,660	134,267

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF
ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	36,872,542	65,082,882	70,864,492
Investments - Affiliated securities	–	–	(2,672,543)
Written options	–	–	36,999
Foreign currency translation	–	–	(7,457)
Net change in unrealized appreciation (depreciation) on:
Investments	11,364,165	26,414,568	41,712,030
Investments - Affiliated securities	–	–	4,747,282
Written options	–	–	911,903
Foreign currency translation	–	–	(623,124)
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	48,236,707	91,497,450	114,969,582
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,362,564	$93,780,110	$115,103,849

(a)	Includes $- received from affiliated issuers held by the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		VALUE PLUS FUND		VALUE FUND
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
FROM INVESTMENT OPERATIONS:
Net investment income	$1,125,857	$1,012,467	$2,282,660	$2,122,349	$134,267	$1,320,386
Net realized gains (losses)	36,872,542	(807,256)	65,082,882	15,600,192	68,221,491	10,378,260
Net change in unrealized appreciation	11,364,165	42,280,087	26,414,568	26,643,688	46,748,091	58,156,539
Net increase in net assets resulting from operations	49,362,564	42,485,298	93,780,110	44,366,229	115,103,849	69,855,185

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	–	(839,400)	–	(2,747,769)	–	(4,585,065)
Institutional Class	–	(216,835)	–	(1,375,621)	–	(502,447)
Total distributions to shareholders	–	(1,056,235)	–	(4,123,390)	–	(5,087,512)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	25,555,438	2,336,843	39,748,916	27,808,428	6,275,371	11,456,187
Dividends reinvested	12,391	809,830	–	2,693,562	445	4,390,645
Value of shares redeemed(a)	(22,101,316)	(14,243,697)	(36,099,542)	(63,545,218)	(29,315,972)	(66,416,989)
Acquisition	–	156,379,429	–	–	–	–
Total Investor Class	3,466,513	145,282,405	3,649,374	(33,043,228)	(23,040,156)	(50,570,157)
Institutional Class
Proceeds from shares issued	25,842,336	6,060,267	66,888,970	47,819,447	1,977,541	7,659,036
Dividends reinvested	8,746	208,089	–	1,103,096	–	471,815
Value of shares redeemed(a)	(4,726,182)	(3,472,803)	(16,438,541)	(22,743,598)	(3,180,086)	(12,253,723)
Acquisition	–	25,625,269	–	–	–	–
Total Institutional Class	21,124,900	28,420,822	50,450,429	26,178,945	(1,202,545)	(4,122,872)
Net increase (decrease) in net assets derived from capital transactions	24,591,413	173,703,227	54,099,803	(6,864,283)	(24,242,701)	(54,693,029)

TOTAL INCREASE IN NET ASSETS	73,953,977	215,132,290	147,879,913	33,378,556	90,861,148	10,074,644
NET ASSETS AT THE BEGINNING OF THE PERIOD	230,078,947	14,946,657	377,561,204	344,182,648	664,231,974	654,157,330
NET ASSETS AT THE END OF THE PERIOD	$304,032,924	$230,078,947	$525,441,117	$377,561,204	$755,093,122	$664,231,974

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	1,644,907	205,507	838,259	874,142	127,905	334,989
Reinvested Shares	965	63,071	–	69,137	10	102,657
Shares Redeemed	(1,498,031)	(1,284,077)	(757,880)	(2,015,397)	(603,159)	(1,954,953)
Acquisition	–	14,907,974	–	–	–	–
Net increase (decrease) resulting from share transactions	147,841	13,892,475	80,379	(1,072,118)	(475,244)	(1,517,307)
Institutional Class
Shares Issued	1,702,577	523,316	1,387,168	1,597,373	40,321	222,661
Reinvested Shares	679	16,156	–	28,474	–	10,799
Shares Redeemed	(307,378)	(308,071)	(343,634)	(703,663)	(66,105)	(338,747)
Acquisition	–	2,304,394	–	–	–	–
Net increase (decrease) resulting from share transactions	1,395,878	2,535,795	1,043,534	922,184	(25,784)	(105,287)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2021	17

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

		INCOME FROM INVESTMENT OPERATIONS				DISTRIBUTIONS
	Net asset value, beginning of period	Net investment income (loss)(a)(b)		Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
MID CAP VALUE FUND
Investor Class
June 30, 2021 (Unaudited)	$13.03	$0.06		$2.73	$2.79	$–	$–	$–	$15.82
December 31, 2020	12.24	0.13		0.72	0.85	(0.06)	–	(0.06)	13.03
December 31, 2019	9.99	0.11		2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17		(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10		0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08		2.57	2.65	(0.08)	–	(0.08)	11.82
Institutional Class
June 30, 2021 (Unaudited)	$13.08	$0.08		$2.74	$2.82	$–	$–	$–	$15.90
December 31, 2020	12.27	0.17		0.71	0.88	(0.07)	–	(0.07)	13.08
December 31, 2019	10.00	0.15		2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21		(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13		0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12		2.55	2.67	(0.08)	–	(0.08)	11.82
VALUE PLUS FUND
Investor Class
June 30, 2021 (Unaudited)	$39.55	$0.21		$9.49	$9.70	$–	$–	$–	$49.25
December 31, 2020	35.48	0.20		4.28	4.48	(0.18)	(0.23)	(0.41)	39.55
December 31, 2019	28.57	0.49		6.94	7.43	(0.52)	–	(0.52)	35.48
December 31, 2018	33.26	0.32		(4.69)	(4.37)	(0.32)	–	(0.32)	28.57
December 31, 2017	30.33	0.04		2.94	2.98	(0.05)	–	(0.05)	33.26
December 31, 2016	24.08	0.14		6.31	6.45	(0.20)	–	(0.20)	30.33
Institutional Class
June 30, 2021 (Unaudited)	$39.33	$0.27		$9.43	$9.70	$–	$–	$–	$49.03
December 31, 2020	35.28	0.27		4.29	4.56	(0.28)	(0.23)	(0.51)	39.33
December 31, 2019	28.41	0.55		6.92	7.47	(0.60)	–	(0.60)	35.28
December 31, 2018	33.10	0.39		(4.67)	(4.28)	(0.41)	–	(0.41)	28.41
December 31, 2017	30.19	0.10		2.93	3.03	(0.12)	–	(0.12)	33.10
December 31, 2016	23.97	0.15		6.30	6.45	(0.23)	–	(0.23)	30.19
VALUE FUND
Investor Class
June 30, 2021 (Unaudited)	$43.27	$0.01		$7.57	$7.58	$–	$–	$–	$50.85
December 31, 2020	38.54	0.08		4.98	5.06	(0.14)	(0.19)	(0.33)	43.27
December 31, 2019	33.70	0.10		5.94	6.04	(0.11)	(1.09)	(1.20)	38.54
December 31, 2018	41.18	0.08		(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
December 31, 2017	40.41	0.05		3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
December 31, 2016	35.98	(0.04)		5.91	5.87	–	(1.44)	(1.44)	40.41
Institutional Class
June 30, 2021 (Unaudited)	$44.21	$0.05		$7.73	$7.78	$–	$–	$–	$51.99
December 31, 2020	39.36	0.13		5.10	5.23	(0.19)	(0.19)	(0.38)	44.21
December 31, 2019	34.40	0.17		6.06	6.23	(0.18)	(1.09)	(1.27)	39.36
December 31, 2018	41.98	0.15		(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14		3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02	(h)	6.01	6.03	–	(1.44)	(1.44)	41.15

The accompanying Notes to Financial Statements are an integral part of these Statements.

18	www.heartlandadvisors.com

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

		RATIOS/SUPPLEMENTAL DATA
Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers		Percentage of expenses to average net assets after waivers		Percentage of net investment income (loss) to average net assets before waiver		Percentage of net investment income (loss) to average net assets after waivers		Portfolio turnover rate(c)

21.41	%(d)(e)	$232,028	N/A	N/A	1.18	%(f)	1.10	%(f)	0.70	%(f)	0.78	%(f)	38	%(d)
6.93	(e)	189,119	N/A	N/A	1.35		1.10		0.96		1.21		68	(g)
25.30	(e)	7,627	N/A	N/A	2.11		1.25		0.12		0.98		62
(8.58	)(e)	5,390	N/A	N/A	2.37		1.25		0.31		1.43		49
8.11	(e)	4,823	N/A	N/A	2.50		1.25		(0.42)		0.83		51
28.67	(e)	3,998	N/A	N/A	3.22		1.25		(1.13)		0.84		76

21.56	%(d)(e)	$72,005	N/A	N/A	0.97	%(f)	0.85	%(f)	0.90	%(f)	1.02	%(f)	38	%(d)
7.18	(e)	40,960	N/A	N/A	1.20		0.86		1.13		1.47		68	(g)
25.58	(e)	7,320	N/A	N/A	1.86		0.99		0.42		1.30		62
(8.28	)(e)	3,211	N/A	N/A	2.28		0.99		0.39		1.68		49
8.37	(e)	2,823	N/A	N/A	2.45		0.99		(0.37)		1.09		51
28.97	(e)	2,689	N/A	N/A	3.46		0.99		(1.33)		1.14		76

24.53	%(d)	$339,482	1.17%	0.87%	N/A		N/A		N/A		N/A		31	%(d)
12.64		269,451	1.23	0.63	N/A		N/A		N/A		N/A		90
26.02		279,737	1.19	1.48	N/A		N/A		N/A		N/A		51
(13.13)		259,304	1.18	0.94	N/A		N/A		N/A		N/A		71
9.81		352,173	1.19	0.13	N/A		N/A		N/A		N/A		75
26.77		426,486	1.19	0.56	N/A		N/A		N/A		N/A		77

24.66	%(d)	$185,959	N/A	N/A	0.90	%(f)	0.90	%(f)	1.14	%(f)	1.14	%(f)	31	%(d)
12.93		108,110	N/A	N/A	0.97		0.97		0.84		0.84		90
26.29		64,446	N/A	N/A	0.98		0.98		1.67		1.67		51
(12.93)		54,169	N/A	N/A	0.95		0.95		1.15		1.15		71
10.04		69,506	N/A	N/A	0.97		0.97		0.33		0.33		75
26.89		109,010	N/A	N/A	0.97		0.97		0.61		0.61		77

17.52	%(d)	$688,146	1.08%	0.02%	N/A		N/A		N/A		N/A		27	%(d)
13.14		606,172	1.10	0.22	N/A		N/A		N/A		N/A		49
17.96		598,325	1.10	0.26	N/A		N/A		N/A		N/A		42
(12.15)		570,608	1.07	0.19	N/A		N/A		N/A		N/A		37
8.42		726,558	1.09	0.12	N/A		N/A		N/A		N/A		35
16.31		776,071	1.09	(0.11)	N/A		N/A		N/A		N/A		47

17.60	%(d)	$66,947	N/A	N/A	0.90	%(f)	0.90	%(f)	0.20	%(f)	0.20	%(f)	27	%(d)
13.31		58,060	N/A	N/A	0.95		0.95		0.38		0.38		49
18.14		55,832	N/A	N/A	0.92		0.92		0.43		0.43		42
(11.98)		62,531	N/A	N/A	0.90		0.90		0.36		0.36		37
8.59		73,924	N/A	N/A	0.91		0.91		0.34		0.34		35
16.52		61,543	N/A	N/A	0.92		0.92		0.04		0.04		47

The accompanying Notes to Financial Statements are an integral part of these Statements.

Semi-Annual Report | June 30, 2021	19

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

(a)	Redemption fees represent less than $.01 on a per share basis.

(b)	Calculated using the average shares method.

(c)	Portfolio turnover rate is calculated at the Fund level.

(d)	Not Annualized.

(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(f)	Annualized.

(g)	For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchases of $58,658,022 and sold of $36,894,276 in the effort to realign the Mid Cap Value Fund’s portfolio holdings after the reorganization of the ALPS | WMC Research Value Fund into the Mid Cap Value Fund and the value of securities purchased of $2,929,666 and sold of $1,852,981 after the reorganization of the Heartland Select Value Fund into the Mid Cap Value Fund. See Note 11 in Notes to Financial Statements.

(h)	The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating value of the investments of the Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (Unaudited)

1. ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2020, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2020, the following reclassifications were made to increase (decrease) such amounts:

Fund	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
MID CAP VALUE FUND	$(2,744,141)	$2,744,141
VALUE PLUS FUND	(1,094,057)	1,094,057
VALUE FUND	(307,164)	307,164

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (Unaudited)

These reclassifications are primarily due to the use of tax equalization and wash sales and capital loss carry forwards from merger. Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of June 30, 2021, the Value Fund had 0.62% of its net assets that were classified as illiquid as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of June 30, 2021, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (Unaudited)

3. FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 –	Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.
Level 3 –	Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2021:

MID CAP VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$303,203,326	$–	$–	$303,203,326
Short-Term Investments	1,075,324	–	–	1,075,324
Total	$304,278,650	$–	$–	$304,278,650

VALUE PLUS FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$510,330,525	$–	$–	$510,330,525
Short-Term Investments	16,309,078	–	–	16,309,078
Total	$526,639,603	$–	$–	$526,639,603

VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$738,041,821	$5,859,347	$–	$743,901,168
Short-Term Investments	14,027,933	–	–	14,027,933
Total	$752,069,754	$5,859,347	$–	$757,929,101

Other Financial Instruments(c)
Liabilities
Written Options	$(136,000)	$(1,000,000)	$–	$(1,136,000)
Total	$(136,000)	$(1,000,000)	$–	$(1,136,000)

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six month period ended June 30, 2021, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(c)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls.

4. DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Options Contracts

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average of contracts of written options held by the Value Fund during the six month period ended June 30, 2021, was $4,344,083 and 1,417, respectively.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of June 30, 2021:

RISK EXPOSURE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
VALUE FUND
Equity Contracts (Written Options)	Written options, at value	$(1,136,000)
Total		$(1,136,000)

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

The effect of derivatives instruments on the Statements of Operations for the six month period ended June 30, 2021:

RISK EXPOSURE	LOCATION OF GAIN ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME
VALUE FUND
Equity Contracts (Written options)	Net realized gain on written options/Net change in unrealized appreciation on written options	$36,999	$911,903
Total		$36,999	$911,903

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2021.

VALUE FUND

Offsetting of Derivatives Liabilities

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED(1)	NET AMOUNT
Written Options (counterparty, Susquehanna)	$1,136,000	$–	$1,136,000	$(1,136,000)	$–	$–
Total	$1,136,000	$–	$1,136,000	$(1,136,000)	$–	$–

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

5. SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of June 30, 2021, the Funds did not have any securities on loan.

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

6. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class Shares and 0.85% for the Institutional Class Shares through at least May 1, 2022, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the six month period ended June 30, 2021, expenses of $88,453 for Investor Class and $34,171 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the six month period ended June 30, 2021, $234,826 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

7. EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six month period ended June 30, 2021, as follows:

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$174	$25,567	$184
Institutional Class	32	100	–
Total	$207	$25,667	$184

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

8. INVESTMENT TRANSACTIONS

During the six month period ended June 30, 2021, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

	COST OF PURCHASES	PROCEEDS FROM SALES
MID CAP VALUE FUND	$127,937,325	$102,293,105
VALUE PLUS FUND	178,813,547	136,491,370
VALUE FUND	188,729,894	222,367,656

9. FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six month period ended June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2021, are displayed in the table below.

	TAX COST OF INVESTMENTS	GROSS APPRECIATION	GROSS DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION/ (DEPRECIATION)
MID CAP VALUE FUND	$243,096,883	$63,645,168	$(2,463,401)	$–	$61,181,767
VALUE PLUS FUND	421,102,392	113,504,027	(7,966,816)	–	105,537,211
VALUE FUND	556,127,181	230,811,070	(28,097,248)	–	202,713,822

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

10. TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the six month period ended June 30, 2021. The Mid Cap Value and Value Plus Funds had no transactions with affiliates during the six month period ended June 30, 2021.

SECURITY NAME	FAIR VALUE AS OF DECEMBER 31, 2020	PURCHASES	SALES	FAIR VALUE AS OF JUNE 30, 2021	SHARE BALANCE AS OF JUNE 30, 2021	DIVIDENDS	CHANGE IN UNREALIZED GAIN (LOSS)	REALIZED GAIN (LOSS)
Hudson Global, Inc.	$3,307,500	$–	$(544,818)	$5,030,250	285,000	$–	$4,320,013	$(2,052,445)
Lincoln Educational Services Corp.	14,931,631	–	(2,173,144)	15,560,000	2,000,000	–	2,864,399	(62,886)
Perma-Fix Environmental Services, Inc.	6,015,969	–	(328,505)	6,876,584	961,760	–	1,417,745	(228,625)
Zovio, Inc.	9,243,000	–	(138,538)	4,921,000	1,900,000	–	(3,854,875)	(328,587)
Total	$33,498,100	$–	$(3,185,005)	$32,387,834	5,146,760	$–	$4,747,282	$(2,672,543)

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

11. FUND REORGANIZATION

On March 3, 2020, shareholders of the ALPS | WMC Research Value Fund (the “Acquired Fund”), a series of Financial Investors Trust, approved the reorganization of the Acquired Fund with and into the Mid Cap Value Fund, a series of the Corporation, pursuant to an Agreement and Plan of Reorganization (the “WMC Reorganization”). The primary purpose of the WMC Reorganization was to restructure the Acquired Fund as a fund within the Corporation and combine it with the Mid Cap Value Fund. The costs of the WMC Reorganization, other than trading costs, were borne by the Advisor. The Mid Cap Value Fund is the accounting survivor for financial statement and performance reporting purposes. The WMC Reorganization provided for the transfer of assets of the Acquired Fund to the Mid Cap Value Fund in exchange for Investor Class and Institutional Class shares of the Mid Cap Value Fund and its assumption of the liabilities of the Acquired Fund. The WMC Reorganization was effective on March 16, 2020.

The WMC Reorganization was accomplished by the exchange of 7,085,466 shares of the Acquired Fund’s Investor Class valued at $41,103,121 for 4,554,628 shares of the Mid Cap Value Fund’s Investor Class, 4,531 shares of the Acquired Fund’s Class A valued at $26,286 for 2,913 shares of the Mid Cap Value Fund’s Investor Class, 65,351 shares of the Acquired Fund’s Class C valued at $347,284 for 38,483 shares of the Mid Cap Value Fund’s Investor Class and 107,379 shares of the Acquired Fund’s Class I valued at $652,092 for 72,056 shares of the Mid Cap Value Fund’s Institutional Class.

The following tables illustrate the specifics of the WMC Reorganization:

ACQUIRING FUND	SHARES OUTSTANDING OF ACQUIRING FUND	NET ASSETS OF ACQUIRING FUND	ACQUIRED FUND	ACQUIRED FUND SHARES EXCHANGED	NET ASSETS OF ACQUIRED FUND EXCHANGED
Mid Cap Value Fund	1,231,174	$11,126,621	ALPS | WMC Research Value Fund	7,262,727	$42,128,783

The investment portfolio cost, fair value, and unrealized depreciation for the Acquired Fund immediately prior to the reorganization were as follows:

ACQUIRED FUND	COST OF INVESTMENTS	PORTFOLIO VALUE	UNREALIZED DEPRECIATION
ALPS | WMC Research Value Fund	$45,606,418	$42,112,412	$(3,494,006)

Immediately following the WMC Reorganization the net assets of the combined fund was $53,255,404.

The WMC Reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended. For financial reporting purposes, assets received and shares issued by the Mid Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Mid Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the WMC Reorganization had been completed on January 1, 2020, the beginning of the reporting period, the pro forma results of operation for the year ended December 31, 2020, would have been as follows:

Net investment income	$1,585,631
Net realized and unrealized gain (loss) on investments	32,511,941
Net increase in net assets resulting from operations	$34,097,572

Because the Mid Cap Value Fund has been managed as a single integrated portfolio since the WMC Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund and the Mid Cap Value Fund that have been included in the Mid Cap Value Fund’s Statement of Operations since March 16, 2020.

On September 28, 2020, shareholders of the Select Value Fund (the “Merged Fund”), a series of the Corporation, approved the reorganization of the Merged Fund with and into the Mid Cap Value Fund (the “Successor Fund”), a series of the Corporation, pursuant to an Agreement and Plan of Reorganization (the “Select Value Reorganization”). The primary purpose of the Select Value Reorganization was to combine the Merged Fund with the Successor Fund, and the cost of the Select Value Reorganization, other than trading costs, was borne by the Advisor. The Successor Fund is the accounting survivor for financial statement and performance reporting purposes. The Select Value Reorganization provided for the transfer of assets of the Merged Fund to the Successor Fund in exchange for Investor Class and Institutional Class shares of the Successor Fund and its assumption of the liabilities of the Merged Fund. The Select Value Reorganization was effective on October 19, 2020.

The Select Value Reorganization was accomplished by the exchange of 5,333,161 shares of the Merged Fund’s Investor Class valued at $114,902,738 for 10,311,950 shares of the Successor Fund’s Investor Class and 1,164,929 shares of the Merged Fund’s Institutional Class valued at $24,973,177 for 2,232,338 shares of the Successor Fund’s Institutional Class.

28	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

The following tables illustrate the specifics of the Select Value Reorganization:

SUCCESSOR FUND	SHARES OUTSTANDING OF SUCCESSOR FUND	NET ASSETS OF SUCCESSOR FUND	MERGED FUND	MERGED FUND SHARES EXCHANGED	NET ASSETS OF MERGED FUND EXCHANGED
Mid Cap Value Fund	5,480,709	$61,100,467	Select Value Fund	6,498,090	$139,875,915

Investor Class shareholders of the Merged Fund received Investor Class shares of the Successor Fund in connection with the Select Value Reorganization. Institutional Class shareholders of the Merged Fund received Institutional Class shares of the Successor Fund in connection with the Select Value Reorganization.

The investment portfolio cost, fair value, and unrealized appreciation for the Acquired Fund immediately prior to the reorganization were as follows:

MERGED FUND	COST OF INVESTMENTS	PORTFOLIO VALUE	UNREALIZED APPRECIATION
Select Value Fund	$129,902,880	$140,082,333	$10,179,453

Immediately following the Select Value Reorganization the net assets of the combined fund was $200,976,382.

The Select Value Reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended. For financial reporting purposes, assets received and shares issued by the Successor Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Successor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the Select Value Reorganization had been completed on January 1, 2020, the beginning of the reporting period, the pro forma results of operation for the year ended December 31, 2020, would have been as follows:

Net investment income	$2,449,568
Net realized and unrealized gain (loss) on investments	13,984,561
Net increase in net assets resulting from operations	$16,434,129

Because the Successor Fund has been managed as a single integrated portfolio since the Select Value Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Merged Fund and the Successor Fund that have been included in the Successor Fund’s Statement of Operations since October 19, 2020.

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | June 30, 2021	29

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from January 1, 2021 through June 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/21	ENDING ACCOUNT VALUE 6/30/21	EXPENSES PAID DURING THE PERIOD(a) 1/1/21 - 6/30/21	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/21 - 6/30/21
Mid Cap Value Fund - Investor	$1,000.00	$1,214.10	$6.04	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,215.60	4.67	0.85
Value Plus Fund - Investor	1,000.00	1,245.30	6.51	1.17
Value Plus Fund - Institutional	1,000.00	1,246.60	5.01	0.90
Value Fund - Investor	1,000.00	1,175.20	5.82	1.08
Value Fund - Institutional	1,000.00	1,176.00	4.86	0.90

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/21	ENDING ACCOUNT VALUE 6/30/21	EXPENSES PAID DURING THE PERIOD(a) 1/1/21 - 6/30/21	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/21 - 6/30/21
Mid Cap Value Fund - Investor	$1,000.00	$1,019.34	$5.51	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,020.58	4.26	0.85
Value Plus Fund - Investor	1,000.00	1,018.99	5.86	1.17
Value Plus Fund - Institutional	1,000.00	1,020.33	4.51	0.90
Value Fund - Investor	1,000.00	1,019.44	5.41	1.08
Value Fund - Institutional	1,000.00	1,020.33	4.51	0.90

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com and on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the commissions website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI, 53202.

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DEFINITIONS AND DISCLOSURES

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Bull Market occurs when the price of a group of securities is rising or is expected to rise.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization (EV/EBITDA) Ratio is a financial indicator used to determine the value of a company and is calculated by dividing the entire economic value of the company (enterprise value) by its earnings before interest, taxes, depreciation, and amortization (EBITDA).

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Inflation Risk is the possibility that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency.

Leverage is the amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Net Debt/Total Capital Ratio of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2021 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds’ investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the Fund’s investments.

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In accordance with Rule 22e-4 under the Investment Company Act of 1940, the Corporation has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management of each Fund and to protect Fund shareholders from dilution of their interests. The Board has appointed Heartland Advisors, Inc., the Funds’ investment advisor, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated the administration of the Program to the members of its Pricing Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On May 13, 2021, the Board reviewed the Program Administrator’s annual written report (the “Report”) for the period April 1, 2020 through March 31, 2021. The Report provided an assessment of each Fund’s liquidity risk, which is the risk a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in the Fund. The Program Administrator assessed each Fund’s liquidity risk (under both normal and reasonably foreseeable stressed marked conditions) through the consideration of various liquidity risk factors, including each Fund’s investment strategy, the liquidity of portfolio investments and projected cash flows. The Report noted that the Program Administrator has retained ICE Data Services, a third party vendor, to provide portfolio classification services, and that each Fund predominantly held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Program Administrator noted that no material changes had been made to the Program since the Board’s last approval of the Program.

The Program Administrator concluded that in all market conditions (with an emphasis on the unprecedented volatility in the first quarter of 2020) and under Fund-specific stresses since inception and including the review period, each Fund has been able to meet redemption needs without significant dilution to the Fund’s remaining investors. The Program Administrator determined that the Program is adequate and is operating effectively.

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The Investment Company Act of 1940, as amended, requires that the Funds’ Investment Advisory Agreements be approved annually by the vote of a majority of the Board of Directors who are not parties to the investment advisory agreements or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At an in person meeting held on May 13, 2021, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

As part of the process of approving the continuation of the Investment Advisory Agreements, the Directors reviewed the legal requirements governing their consideration of the advisory agreements and the relevant factors for the Directors to consider, and the Independent Directors met in executive session in separate meetings on May 12, 2021 and May 13, 2021, with their independent legal counsel, to discuss the renewal of the Investment Advisory Agreements. The Directors recognized that the fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these arrangements and information received during the course of the year and in prior years.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index, a peer group and a comparison universe of similar mutual funds; (3) the management fees and total net operating expenses of the Funds, including comparative information with respect to a peer group and a comparison universe of similar mutual funds; (4) a comparison of the Advisor’s services and the amounts paid by the Funds with those under the Advisor’s agreements with other clients; (5) the profitability of the Advisor with respect to the Funds; (6) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (7) any benefits accruing to the Advisor from its relationship with the Funds. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the qualifications and background of the Advisor’s senior management personnel;

•	A summary of the Advisor’s investment process for the Funds;

•	Information regarding the Advisor’s risk management practices;

•	Information regarding the operation of the Advisor’s business continuity plan and pandemic plan in response to the COVID-19 global pandemic;

•	Information regarding initiatives to improve operations and services;

•	Biographical information for the Fund’s portfolio management teams;

•	The Advisor’s Form ADV Part 2A (brochure) and 2B (supplements);

•	Representative marketing publications;

•	Information regarding the Advisor’s compliance program; and

•	Information regarding trading costs, brokerage commissions and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	Discussions with management regarding Fund performance and related performance data;

•	Discussions with management regarding the appropriateness of each Fund’s fees and expense levels; and

•	A Section 15(c) Report and related materials prepared by FUSE Research Network, LLC (“FUSE”) using Morningstar, Inc. data comparing advisory fees, other expenses and the performance of each class of each Fund against a comparison universe as well as a smaller peer group of funds consisting of such Fund and other open-end funds classified by FUSE as having a similar investment strategy and a comparable asset level as such Fund.

•	The Board did not consider information regarding the Advisor’s performance for other managed accounts to be a material factor.

MATERIALS RELATED TO THE ADVISOR’S SERVICES TO OTHER ACCOUNTS:

•	A schedule of standard account minimums and fees for other accounts managed with investment strategies similar to the Funds; and

•	Information regarding the level of services provided by the Advisor for the Funds as compared to the Advisor’s other clients with investment strategies similar to the Funds.

MATERIALS RELATING TO PROFITABILITY AND ECONOMIES OF SCALE:

•	A profitability analysis prepared by management;

•	An independent study prepared by FUSE of the profitability of a group of publicly traded asset managers;

•	A summary of revenue sharing arrangements that the Advisor has with various financial intermediaries; and

•	A memorandum prepared by management discussing economies of scale.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the years ended December 31, 2020 and December 31, 2019;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiary and independent auditor’s report for the years ended December 31, 2020 and December 31, 2019;

•	Consolidated financial information for Heartland Holdings, Inc. for the first quarter ended March 31, 2021 (unaudited);

•	The Advisor’s historical assets under management for the past ten years;

•	Heartland Holdings’ consolidated financial projections; and

•	The Advisor’s management succession and personnel contingency plan.

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In considering the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 13, 2021, meeting and at the executive sessions on May 12, 2021 and May 13, 2021, and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approving the continuation of the Investment Advisory Agreements.

In reviewing and discussing this information, the Independent Directors took into account information regularly provided at the Board of Directors’ quarterly meetings throughout the year regarding the services provided by the Advisor, the performance of the Funds, expenses, the Funds’ compliance program, asset flows, sales and marketing updates and other relevant matters. After considering this information, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Value Plus Fund, Value Fund and Mid Cap Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with their investment objectives and strategies, and in compliance with applicable laws, rules and regulations.

•	The Advisor provides a high quality of services to the Funds, based upon: (a) the Advisor’s consistent value investment process, which has been in place for over 36 years; (b) the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor; (c) the extensive other services provided by the Advisor that benefit the Funds, including compliance services, pricing and risk management services, business continuity services; oversight of service providers and other administrative services, such as the provision of Fund officers and office space; and (d) the overall reputation and capabilities of the Advisor. In addition, the Funds and their shareholders benefit from the Advisor’s payments to financial intermediaries for the provision of distribution services and shareholder services.

•	The Funds have experienced improved recent performance, have outperformed their benchmark index and peer group average over the one- and three-year periods ended December 31, 2020 and have satisfactory longer-term performance. The Directors concluded that each Fund and its shareholders were likely to benefit from the Advisor’s continued management.

•	The advisory fees charged to the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer funds and fees charged by the Advisor to other accounts it manages under similar investment strategies.

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements and the Advisor has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders.

With regard to economies of scale, the Directors concluded that the Funds’ current fee levels represent an appropriate sharing of economies of scale with shareholders. The Directors considered the expense limitation agreement in place for the Mid Cap Value Fund as well as the voluntary waivers in place with respect to the Institutional share class of each Fund, which provide benefits to shareholders. The Directors also noted that the Advisor continues to invest in resources that benefit the Funds, such as portfolio management support, trading systems, office space and technology.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). For example, the Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes beneficial to the Funds by providing assistance in the investment decision making process. The Advisor also experiences brand and name recognition and other modest benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. They concluded that the information and materials provided addressed all of the relevant matters that they considered necessary or advisable to assess the performance of the Funds and the performance of the Advisor under the Investment Advisory Agreements. All of the factors discussed above were considered separately by the Board of Directors, including the Independent Directors meeting in executive sessions and as part of the Audit Committee. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

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INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, May 2003 to present (6 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time) R&R insurance, September 2017 to December 2019; Director (part-time),Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (9 mutual funds)

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INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	Chief Executive Officer President and Director	Since 5/12 Since 1/20	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	3	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. Will is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2021.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended June 30, 2021.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

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Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s
10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006804/0821

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced in Item 2 was filed as Exhibit 13(a)(1) to Registrant’s Certified Shareholder Report on Form N-CSR on February 19, 2020 and is incorporated herein by reference.

(a)(2)	A separate certification for the registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 19, 2021

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 19, 2021